UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2018

Tellurian Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-5507	06-0842255
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1201 Louisiana Street, Suite 3100, Houston, TX		77002
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (832) 962-4000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 25, 2018, the board of directors (the “Board”) of Tellurian Inc. (“Tellurian” or the “Company”) approved certain base salary increases effective as of February 1, 2018 for certain of the Company’s named executive officers. The annual base salary of (i) Meg A. Gentle, President and Chief Executive Officer of the Company, was increased from $600,000 to $700,000; (ii) R. Keith Teague, Executive Vice President and Chief Operating Officer of the Company, was increased from $400,000 to $500,000; (iii) Daniel A. Belhumeur, General Counsel of the Company, was increased from $300,000 to $400,000; and (iv) Khaled Sharafeldin, Chief Accounting Officer of the Company, was increased from $285,000 to $350,000.

The Board also approved the issuance under the Amended and Restated Tellurian Inc. 2016 Omnibus Incentive Compensation Plan (the “Plan”) of shares of Tellurian vested stock in connection with annual performance bonus awards for the fiscal year ended December 31, 2017 to the Company’s named executive officers in the amounts set forth below:

Name and principal position	Shares of Tellurian vested stock
Meg A. Gentle President and Chief Executive Officer	61,601

R. Keith Teague Executive Vice President and Chief Operating Officer	61,601

Daniel A. Belhumeur General Counsel	51,334

Antoine J. Lafargue Senior Vice President and Chief Financial Officer	47,843

Khaled Sharafeldin Chief Accounting Officer	47,227

In addition, the Board approved the issuance under the Plan of 500,000 shares of Tellurian restricted stock to Mr. Teague. One-third of the Tellurian restricted stock will vest upon each of (i) the affirmative final investment decision by the Board with respect to the Driftwood LNG project (the “FID Date”), (ii) the one-year anniversary of the FID Date, and (iii) the two-year anniversary of the FID Date.

A form of restricted stock agreement (“Form of Restricted Stock Agreement”) is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Form of Restricted Stock Agreement sets out the terms under which Tellurian restricted stock was awarded to Mr. Teague. The foregoing summary is qualified in its entirety by the terms of the Form of Restricted Stock Agreement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1†	Form of Restricted Stock Agreement pursuant to the Amended and Restated Tellurian Inc. 2016 Omnibus Incentive Compensation Plan (U.S. Selected Senior Management)

†	Management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELLURIAN INC.

By:	/s/ Daniel A. Belhumeur
Name:	Daniel A. Belhumeur
Title:	General Counsel

Date: January 31, 2018